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                                                                    EXHIBIT 23.2


The Partners
  ORBCOMM USA, L.P.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                                /s/ KPMG PEAT MARWICK LLP
                                                -------------------------
                                                KPMG Peat Marwick LLP

Washington, DC
October 18, 1996